SECOND QUARTER 2016 SUPPLEMENTAL INFORMATION

2 Table of Contents Construction Business Summary Same Store NOI by Segment Top 10 Tenants by Annualized Base Rent Office Lease Summary Office Lease Expirations Retail Lease Summary Retail Lease Expirations Net Asset Value Component Data Appendix – Definitions & Reconciliations Definitions Same Store vs Non-Same Store Properties Reconciliation to Property Portfolio NOI Reconciliation to GAAP Net Income Forward Looking Statements Corporate Profile Highlights 2016 Outlook Summary Information Summary Balance Sheet Summary Income Statement FFO, Normalized FFO & Adjusted FFO Outstanding Debt Core Debt to Core EBITDA Debt Information Capitalization & Financial Ratios Property Portfolio Development Pipeline Acquisitions & Dispositions 19 20 21 22 23 24 25 26 27 28 31 32 34 9 10 11 12 13 14 15 17 18 3 4 5 6 7 8

3 Forward Looking Statements This Supplemental Information should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated August 2, 2016, which has been furnished as Exhibit 99.1 to our Form 8-K filed on August 2, 2016. The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward- looking statements. Likewise, all of our statements regarding our 2016 outlook and anticipated growth in our funds from operations, normalized funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC. The Company does not provide a reconciliation for its guidance range of Normalized FFO per diluted share to net income per diluted share, the most directly comparable forward-looking GAAP financial measure, because it is unable to provide a meaningful or accurate estimate of reconciling items and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income per diluted share. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance range of Normalized FFO per diluted share would imply a degree of precision for its forward-looking net income per diluted share that could be misleading to investors.

Analyst Coverage 4 Corporate Profile Armada Hoffler Properties, Inc. (NYSE:AHH) is a full service real estate company that develops, constructs and owns institutional grade office, retail and multifamily properties in the Mid-Atlantic United States. The Company also provides general contracting and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. Board of Directors Corporate Officers Investor Relations Daniel A. Hoffler A. Russell Kirk Louis S. Haddad John W. Snow George F. Allen James A. Carroll James C. Cherry Eva S. Hardy Executive Chairman of Board Vice Chairman of the Board Director Lead Independent Director Independent Director Independent Director Independent Director Independent Director Louis S. Haddad Michael P. O’Hara Eric L. Smith Anthony P. Nero Eric E. Apperson Shelly R. Hampton President and Chief Executive Officer Chief Financial Officer and Treasurer Chief Investment Officer and Corporate Secretary President of Development President of Construction President of Asset Management Michael P. O’Hara Chief Financial Officer and Treasurer (757) 366-6684 mohara@armadahoffler.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com Robert W. Baird & Co. David Rogers (216) 737-7341 drogers@rwbaird.com Stifel, Nicolaus & Company, Inc. John Guinee (443) 224-1307 jwguinee@stifel.com Wunderlich Securities Craig Kucera (540) 277-3366 ckucera@wundernet.com Stonegate Capital Partners Laura Engel (214) 987-4121 laura@stonegateinc.com

5 Highlights • Net income of $3.1 million, or $0.06 per diluted share, for the quarter ended June 30, 2016 compared to net income of $10.3 million, or $0.25 per diluted share, for the quarter ended June 30, 2015. Excluding gains from real estate dispositions, net income for both periods was approximately $3.1 million. • Normalized Funds From Operations (“FFO”) of $12.5 million, or $0.26 per diluted share, for the quarter ended June 30, 2016 compared to Normalized FFO of $9.7 million, or $0.24 per diluted share, for the quarter ended June 30, 2015. • FFO of $11.7 million, or $0.24 per diluted share, for the quarter ended June 30, 2016 compared to FFO of $8.8 million, or $0.22 per diluted share, for the quarter ended June 30, 2015. • Same Store Net Operating Income (“NOI”) increased for the eighth consecutive quarter. • Core operating property portfolio occupancy at 95.3% compared to 95.3% as of June 30, 2015. • Agreed to invest $42.0 million in The Residences at Annapolis Junction Town Center, located approximately two miles from Fort Meade, with options to acquire a controlling interest upon the project's completion. • Added 220,000 square feet of retail space in the greater Richmond market through the acquisition of Southgate Square for a combination of $21.1 million in debt and 1.6 million Operating Partnership units, and agreed to purchase another 40,000 square feet of retail space at Southshore Shops for a combination of $6.7 million in cash and 0.2 million Operating Partnership units. • Announced the next phase of development in the Town Center of Virginia Beach, a $35 million mixed-use project expected to include 39,000 square feet of retail space, which is nearly 50% pre-leased, and 120 luxury apartments, as part of the Company's ongoing public-private partnership with the City of Virginia Beach. • Sold Willowbrook Commons (June 20, 2016) and Kroger Junction (July 29, 2016) – two of the non-core retail centers acquired as part of the 11-asset portfolio purchased completed in January – for an aggregate sales price of $12.9 million. • The Company is raising its 2016 full-year Normalized FFO guidance range - now $0.96 to $1.00 per diluted share from its previous guidance range of $0.94 to $0.98 per diluted share.

6 2016 Outlook The Company is raising its 2016 full-year guidance and now expects 2016 Normalized FFO in the range of $0.96 to $1.00 per diluted share. The following table outlines the Company’s assumptions along with Normalized FFO per share estimates for the full-year 2016. [1] Excludes the impact of any future acquisitions other than Southshore Shops, dispositions or other capital markets activity, except for additional shares that may be issued under the ATM program, assuming favorable market conditions. [2] Normalized FFO excludes certain items, including debt extinguishment losses, acquisition, development and other pursuit costs, mark-to-market adjustments for interest rate derivatives and other non-comparable items. See “Non-GAAP Financial Measures.” In addition, the calculation of Normalized FFO per diluted share assumes 49.8 million weighted average shares and units outstanding, including shares issued under the ATM program. Ful -y ar 2016 Guidance [1] Total GAAP NOI $65.8M $66.5M Construction company annual segment gross profit $4.7M $5.2M General and administrative expenses $9.1M $9.4M Interest income $3.0M $3.3M Interest expense $16.0M $16.5M Normalized FFO per diluted share [2] $0.96 $1.00 Expected Ranges

Summary Information

$ in thousands, except per share data

	Three months ended 6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
OPERATIONAL METRICS					
Net income	$3,131	$26,533	$8,443	$4,337	$10,285
Net income per diluted share	**$0.06**	**$0.57**	**$0.19**	**$0.10**	**$0.25**
Rental properties Net Operating Income (NOI)	16,798	15,605	14,713	14,382	13,318
General contracting and real estate services gross profit	1,175	1,766	1,106	2,106	1,783
Adjusted EBITDA (1)	16,077	14,406	12,903	14,341	12,235
Funds From Operations (FFO)	11,720	8,438	9,618	10,654	8,841
FFO per diluted share	**$0.24**	**$0.18**	**$0.22**	**$0.25**	**$0.22**
Normalized FFO	12,530	11,566	10,614	10,996	9,675
Normalized FFO per diluted share	**$0.26**	**$0.25**	**$0.24**	**$0.26**	**$0.24**
Annualized dividend yield	5.24%	6.40%	6.49%	6.96%	6.81%
CAPITALIZATION					
Total common shares outstanding	32,825	31,095	30,076	26,261	25,855
Operating Partnership ("OP") units outstanding	17,597	16,027	16,027	16,043	14,769
Common shares and OP units outstanding	50,422	47,122	46,103	42,304	40,624
Market price per common share	$13.74	$11.25	$10.48	$9.77	$9.99
Equity market capitalization (2)	$692,798	$530,123	$483,159	$413,310	$405,834
Total debt (3)	512,702	471,876	382,013	421,442	388,288
Total market capitalization	1,205,500	1,001,999	865,172	834,752	794,122
Less: cash	(23,142)	(22,505)	(29,813)	(19,434)	(30,446)
Total enterprise value	$1,182,358	$979,494	$835,359	$815,318	$763,676
BALANCE SHEET METRICS					
Core Debt/enterprise value	35.4%	40.1%	37.0%	44.6%	36.3%
Fixed charge coverage ratio	3.3x	3.1x	3.1x	3.3x	3.1x
Core Debt/Annualized Core EBITDA	6.7x	6.9x	6.1x	6.6x	6.0x
CORE PORTFOLIO OCCUPANCY					
Office (4)	94.6%	95.0%	95.8%	95.5%	94.6%
Retail (4)	96.0%	95.1%	95.5%	96.2%	95.6%
Multifamily (5)	94.3%	93.5%	94.2%	94.9%	96.5%
Weighted Average (6)	95.3%	94.7%	95.3%	95.6%	95.3%

(1) Excludes gains on dispositions of real estate and mark-to-market adjustments on interest rate derivatives
(2) Includes common shares and OP units
(3) Excludes unamortized GAAP adjustments
(4) Office and retail occupancy based on occupied square feet as a % of respective total
(5) Multifamily occupancy based on occupied units as a % of respective total
(6) Total occupancy weighted by annualized base rent

ARMADA HOFFLER PROPERTIES

7

8 Summary Balance Sheet $ in thousands 6/30/2016 12/31/2015 Assets (Unaudited) Real estate investments: Income producing property $752,783 $579,000 Held for development 2,032 1,180 Construction in progress 79,258 53,411 Accumulated depreciation (127,337) (125,380) Net real estate investments 706,736 508,211 Real estate investments held for sale 5,829 40,232 Cash and cash equivalents 19,984 26,989 Restricted cash 3,158 2,824 Accounts receivable, net 14,366 21,982 Notes receivable 39,311 7,825 Construction receivables, including retentions 31,277 36,535 Costs and estimated earnings in excess of bil l ings 1,756 88 Other assets 72,055 44,861 Total Assets $894,472 $689,547 Liabilities and Equity Indebtedness, net $501,940 $377,593 Debt secured by real estate held for sale 6,380 - Accounts payable and accrued liabilities 6,379 6,472 Construction payables, including retentions 49,203 52,067 Bil l ings in excess of costs and estimated earnings 2,893 2,224 Other l iabilities 38,935 25,471 Total Liabilities 605,730 463,827 Total Equity 288,742 225,720 Total Liabilities and Equity $894,472 $689,547 As of

9 Summary Income Statement Amounts in thousands, except per share data Three months ended Six Months Ended 6/30/2016 6/30/2015 6/30/2016 6/30/2015 Revenues (Unaudited) Rental revenues $24,251 $19,908 $47,534 $38,098 General contracting and real estate services 33,200 47,066 70,003 76,137 Total Revenues 57,451 66,974 117,537 114,235 Expenses Rental expenses 5,071 4,631 10,400 9,391 Real estate taxes 2,382 1,959 4,731 3,616 General contracting and real estate services 32,025 45,283 67,062 73,425 Depreciation and amortization 8,602 5,766 16,751 10,674 General and administrative 2,224 2,096 4,708 4,424 Acquisition, development & other pursuit costs 437 591 1,141 762 Impairment charges - 23 35 23 Total Expenses 50,741 60,349 104,828 102,315 Operating Income 6,710 6,625 12,709 11,920 Interest income 722 - 904 - Interest expense (3,978) (3,358) (7,769) (6,404) Loss on extinguishment of debt - (180) - (407) Gain on real estate dispositions 13 7,210 26,687 13,407 Change in fair value of interest rate derivatives (373) (40) (2,762) (187) Other income 43 24 119 39 Income before taxes 3,137 10,281 29,888 18,368 I come tax benefit (provision) (6) 4 (224) 35 Net Income $3,131 $10,285 $29,664 $18,403 Per Diluted Share $0.06 $0.25 $0.62 $0.46 Weighted Average Shares-Diluted 48,849 40,356 47,534 40,088

FFO, Normalized FFO & Adjusted FFO[1]

$ in thousands, except per share data

	Three months ended				
	6/30/2016	3/31/2016	12/31/2015 (Unaudited)	9/30/2015	6/30/2015
Funds From Operations					
Net income	**$3,131**	**$26,533**	**$8,443**	**$4,337**	**$10,285**
Earnings per diluted share	$0.06	$0.57	$0.19	$0.10	$0.25
Depreciation and amortization	8,602	8,149	6,162	6,317	5,766
Gain on disposition of operating real estate[2]	(13)	(26,244)	(4,987)	-	(7,210)
Real estate joint ventures	-	-	-	-	-
FFO	**$11,720**	**$8,438**	**$9,618**	**$10,654**	**$8,841**
FFO per diluted share	$0.24	$0.18	$0.22	$0.25	$0.22
Normalized FFO					
Acquisition, development & other pursuit costs	437	704	885	288	591
Loss on extinguishment of debt	-	-	102	3	180
Impairment charges	-	35	18	-	23
Change in fair value of interest rate derivatives	373	2,389	(9)	51	40
Normalized FFO	**$12,530**	**$11,566**	**$10,614**	**$10,996**	**$9,675**
Normalized FFO per diluted share	$0.26	$0.25	$0.24	$0.26	$0.24
Adjusted FFO					
Non-cash stock compensation	215	437	176	173	203
Acquisition, development & other pursuit costs	(437)	(704)	(885)	(288)	(591)
Tenant improvements, leasing commissions[3]	(1,365)	(287)	(509)	(992)	(756)
Property related capital expenditures	(603)	(390)	(563)	(640)	(366)
Non-cash interest expense	277	191	215	233	240
Net effect of straight-line rents	(194)	(122)	(134)	(309)	(545)
Amortization of leasing incentives & above (below) market rents	(183)	6	174	170	217
Government development grants	-	-	-	300	-
AFFO	**$10,240**	**$10,697**	**$9,088**	**$9,643**	**$8,077**
AFFO per diluted share	$0.21	$0.23	$0.21	$0.23	$0.20
Weighted Average Common Shares Outstanding	31,736	30,191	27,411	25,958	25,587
Weighted Average Operating Partnership ("OP") Units Outstanding	17,113	16,027	16,027	15,919	14,769
Total Weighted Average Common shares and OP units outstanding	48,849	46,218	43,438	41,877	40,356

ARMADA HOFFLER PROPERTIES

(1) See definitions on pages 28-30
(2) Excludes gain on non-operating real estate of $430K for the three months ended 3/31/2016
(3) Excludes first generation rental space

10

Outstanding Debt

$ in thousands

Debt	Stated Rate	Effective Rate as of 6/30/2016	Maturity Date	Debt Maturities & Principal Payments 2016	2017	2018	2019	2020	Thereafter	Amount Outstanding as of 6/30/2016
Secured Notes Payable - Core Debt										
249 Central Park Retail	5.99%	5.99%	9/8/2016	$15,134						$15,134
South Retail	5.99%	5.99%	9/8/2016	6,677						6,677
Fountain Plaza Retail	5.99%	5.99%	9/8/2016	7,567						7,567
Encore Apartments	L+1.95%	2.41%	1/30/2017		25,184					25,184
North Point Note 5	L+2.00%	3.57% (1)	2/1/2017	11	643					654
Oyster Point	L+1.40% - 2.00%	2.21%	2/28/2017		6,400					6,400
Harrisonburg Regal	6.06%	6.06%	6/8/2017	105	3,256					3,361
Commonwealth of Virginia - Chesapeake	L+1.90%	2.36%	8/28/2017		4,933					4,933
Hanbury Village	6.67%	6.67%	10/11/2017	132	20,709					20,841
Sandbridge Commons	L+1.85%	2.31%	1/17/2018	119	247	9,128				9,494
Columbus Village Note 1	L+2.00%	3.05% (1)	4/5/2018	88	178	6,080				6,346
Columbus Village Note 2	L+2.00%	2.46%	4/5/2018	22	47	2,218				2,287
North Point Center Note 1	6.45%	6.45%	2/5/2019	98	205	219	9,352			9,874
Southgate Square	L+2.00%	2.46%	4/29/2021		391	539	561	584	19,075	21,150
Socastee Commons	4.57%	4.57%	1/6/2023	45	95	100	105	109	4,458	4,912
North Point Center Note 2	7.25%	7.25%	9/15/2025	49	105	113	121	130	2,095	2,614
Smith's Landing	4.05%	4.05%	6/1/2035	383	760	791	824	858	17,257	20,873
Liberty Apartments	5.66%	5.66%	11/1/2043	157	325	344	364	385	18,586	20,161
The Cosmopolitan	3.75%	3.75%	7/1/2051	321	660	686	712	739	43,087	46,205
Total - Secured Core Debt				$30,909	$64,138	$20,218	$12,039	$2,805	$104,558	$234,667
Secured Notes Payable - Development Pipeline										
4525 Main Street	L+1.95%	2.41%	1/30/2017		31,613					31,613
Lightfoot Marketplace	L+1.90%	2.36%	11/14/2017		9,449					9,449
Johns Hopkins Village	L+1.90%	2.36%	7/30/2018			29,973				29,973
Total - Development Pipeline				-	41,062	29,973	-	-	-	71,035
Total Secured Notes Payable				$30,909	$105,200	$50,191	$12,039	$2,805	$104,558	$305,702
Unsecured Core Debt										
Senior unsecured line of credit	L+1.40% - 2.00%	2.21%	2/20/2019				107,000			107,000
Senior unsecured term loan	L+1.35% - 1.95%	2.16%	2/20/2020					50,000		50,000
Senior unsecured term loan	L+1.35% - 1.95%	3.70% (1)	2/20/2020					50,000		50,000
Total - Unsecured Core Debt				-	-	-	107,000	100,000	-	207,000
Total Notes Payable excluding GAAP Adjustments				$30,909	$105,200	$50,191	$119,039	$102,805	$104,558	$512,702
Weighted Average Interest Rate				5.9%	3.4%	2.5%	2.6%	3.0%	4.0%	3.3%
Balloon Payments				29,281	101,884	47,123	116,333	100,000	24,492	419,113
Principal amortization				1,628	3,316	3,068	2,706	2,805	80,066	93,589
Total Consolidated Debt				$30,909	$105,200	$50,191	$119,039	$102,805	$104,558	$512,702
Fixed-rate Debt(2)				30,768	26,936	8,333	11,478	52,221	85,483	215,219
Variable-rate Debt(3)				141	78,264	41,858	107,561	50,584	19,075	297,483
Total Consolidated Debt				$30,909	$105,200	$50,191	$119,039	$102,805	$104,558	$512,702
GAAP Adjustments										(4,382)
Total Notes Payable										$508,320

(1) Subject to an interest rate swap lock.
(2) Includes debt subject to interest rate swap locks.
(3) Excludes debt subject to interest rate swap locks.

30 Day LIBOR	0.460%

11

Core Debt to Core EBITDA(1)

$ in thousands

	Three months ended				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Net Income	$3,131	$26,533	$8,443	$4,337	$10,285
Excluding:					
Interest expense	3,978	3,791	3,411	3,518	3,358
Income tax	6	218	(117)	118	(4)
Depreciation and amortization	8,602	8,149	6,162	6,317	5,766
Gain on real estate dispositions	(13)	(26,674)	(4,987)	-	(7,210)
Change in fair value of interest rate derivatives	373	2,389	(9)	51	40
Adjusted EBITDA	$16,077	$14,406	$12,903	$14,341	$12,235
Other adjustments:					
Loss on extinguishment of debt	-	-	102	3	180
Non-cash stock compensation	215	437	176	173	203
Development Pipeline	(719)	(620)	(606)	(738)	(1,086)
Total Other Adjustments	(504)	(183)	(328)	(562)	(703)
Core EBITDA	$15,573	$14,223	$12,575	$13,779	$11,532
Total Debt(2)	$512,702	$471,876	$382,013	$421,442	$388,288
Adjustments to Debt:					
(Less) Development Pipeline(2)	(71,035)	(56,592)	(43,340)	(37,987)	(80,877)
(Less) Cash & restricted cash	(23,142)	(22,505)	(29,813)	(19,434)	(30,446)
Core Debt	$418,525	$392,779	$308,860	$364,021	$276,965
Core Debt/Annualized Core EBITDA	**6.7x**	**6.9x**	**6.1x**	**6.6x**	**6.0x**

ARMADA HOFFLER PROPERTIES

(1) See definitions on page 30
(2) Excludes GAAP Adjustments

12

13 Debt Information $ in thousands Total Debt Composition Weighted Average Percent of Debt Interest Rate Maturity Secured vs. Unsecured Debt Unsecured Debt 40.7% 2.6% 3.1 Yrs Secured Debt 59.3% 3.8% 9.6 Yrs Variable vs. Fixed-rate Debt Variable-rate Debt(1) 58.0% 2.3% 2.4 Yrs Fixed-rate Debt(2)(3) 42.0% 4.7% 13.4 Yrs Fixed-rate and Hedged Debt(2)(3)(4) 94.6% Total 3.3% 7.0 Yrs Interest Rate Cap Agreements At or Below 1.50% Effective Date Maturity Date Strike Rate Notional Amount March 14, 2014 March 1, 2017 1.25% $50,000 October 26, 2015 October 15, 2017 1.25% 75,000 March 1, 2016 March 1, 2018 1.50% 75,000 June 17, 2016 June 17, 2018 1.00% 70,000 Total Interest Rate Caps at or Below 1.50% $270,000 Fixed-rate Debt (2)(3) 215,219 Fixed-rate and Hedged Debt $485,219 % of Total (3) 94.6% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2016 2017 2018 2019 2020 2021 and thereafter ($ In Th ou sa nd s) Debt Maturities & Principal Payments (1) Excludes debt subject to interest rate swap locks. (2) Includes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments. (4) Includes interest rate caps less than or equal to 1.50% Fixed-rate& Hedged Debt (4) 95%

14 Capitalization & Financial Ratios $ in thousands Capitalization as of June 30, 2016 Capital Structure as of June 30, 2016 Debt % of Total Carrying Value Unsecured Credit Facility 21% $107,000 Unsecured Term Loans 19% 100,000 Mortgages Payable 60% 305,702 Total Debt $512,702 Equity % of Total Shares/Units Stock Price Market Value Common Stock (NYSE: AHH) 65% 32,825 $13.74 $451,016 Common Units 35% 17,597 $13.74 241,783 Equity Market Capitalization 50,422 $692,798 Total Market Capitalization $1,205,500 Debt/Market Capitalization 42.5% Dividend Data Liquidity as of June 30, 2016 Q2 2016 Q2 2015 Common Dividend Paid $8,252 $6,775 Cash on Hand $23,142 AFFO $10,240 $8,077 Availability under Credit Facility 43,000 AFFO Payout Ratio 80.6% 83.9% $66,142 Debt 43%Common 57%

Property Portfolio

As of 6/30/16

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet[1]	Core Occupancy [2]	ABR [3]	ABR per Leased SF[3]
Retail Properties - Excluding Properties Subject to Ground Lease									
249 Central Park Retail[4]	Cheesecake Factory, Brooks Brothers, Gordon Biersch	Virginia Beach, VA	✓	-	2004	91,366	89.8%	$2,304,781	$28.10
Alexander Pointe	Harris Teeter	Salisbury, NC		100%	1997	57,710	100.0%	673,796	11.68
Bermuda Crossroads	Food Lion, OfficeMax	Chester, VA		100%	2001	111,566	93.1%	1,478,465	14.23
Broad Creek Shopping Center	Home Depot, Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	226,459	99.3%	3,155,610	14.03
Broadmoor Plaza	Kroger, Staples, Jo-Ann Fabrics	South Bend, IN		100%	1980	115,059	93.2%	1,267,990	11.82
Columbus Village	Barnes & Noble	Virginia Beach, VA	✓	-	1980/2013	66,594	98.7%	1,346,501	20.48
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	100.0%	793,250	41.37
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	100.0%	125,015	39.35
Dick's at Town Center	Dick's Sporting Goods, USI	Virginia Beach, VA	✓	100%	2002	103,335	100.0%	1,231,340	11.92
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	97.2%	1,729,583	16.77
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	100.0%	1,022,787	28.44
Gainsborough Square	Food Lion, Rite Aid	Chesapeake, VA		100%	1999	88,862	92.5%	1,252,588	15.24
Greentree Shopping Center	Wawa	Chesapeake, VA		100%	2014	15,751	85.7%	285,941	21.17
Hanbury Village	Walgreens, Starbucks	Chesapeake, VA		32%	2006/2009	61,049	92.8%	1,355,478	23.92
Harper Hill Commons	Harris Teeter	Winston-Salem, NC		100%	2004	55,394	63.0%	503,877	14.43
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		-	1999	49,000	100.0%	683,550	13.95
Kroger Junction	Kroger, Family Dollar	Pasadena, TX		100%	1984	81,158	77.9%	475,854	7.53
North Hampton Market	PetSmart, Hobby Lobby, Dollar Tree	Taylors, SC		100%	2004	114,935	98.3%	1,425,251	12.62
North Point Center	Kroger, PetSmart, BB&B, Costco	Durham, NC		52%	1998/2009	215,690	95.9%	2,528,096	12.22
Oakland Marketplace	Kroger	Oakland, TN		100%	2004	19,600	85.7%	250,656	14.92
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	95.2%	723,834	20.10
Patterson Place	Bed Bath & Beyond, PetSmart	Durham, NC		100%	2004	160,942	100.0%	2,548,388	15.83
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	100.0%	1,240,540	16.71
Providence Plaza	Edward Jones, Chipotle, Choate Const.	Charlotte, NC		100%	2007/2008	103,118	97.4%	2,534,172	25.22
Sandbridge Commons	Heartland Dental	Virginia Beach, VA		-	2015	16,129	100.0%	327,230	20.29
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,573	97.4%	638,616	11.39
South Retail	lululemon, free people	Virginia Beach, VA	✓	-	2002	38,515	100.0%	945,176	24.54
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	107,812	100.0%	1,825,803	16.94
Southgate Square	Burlington, PetSmart, Michaels	Colonial Heights, VA		100%	1991/2016	223,131	100.0%	2,965,206	13.29
Stone House Square	Weis Markets	Hagerstown, MD		100%	2008	108,624	90.4%	1,531,536	15.59
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	100.0%	375,628	32.40
Waynesboro Commons	Kroger	Waynesboro, VA		100%	1993	52,415	100.0%	438,464	8.37
Wendover Village	Bed Bath & Beyond, T.J. Maxx, Petco	Greensboro, NC		100%	2004	135,758	100.0%	1,952,614	14.38
Total / Weighted Avg Retail Portfolio				**78%**		**2,765,676**	**96.0%**	**$41,937,616**	**$15.80**

(1) The net rentable square footage for each of our retail properties is the sum of (a) the square footage of existing leases, plus (b) for available space, the field verified square footage.
(2) Occupancy for each of our retail properties is calculated as (a) square footage under executed leases as of June 30, 2016, divided by (b) net rentable square feet, expressed as a percentage.
(3) For the properties in our retail portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of June 30, 2016 (defined as cash base rents before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of June 30, 2016 . In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Excludes the square footage of land subject to ground leases.
(4) As of June 30, 2016, the Company occupied 8,995 square feet at this property at an ABR of $304,841, or $33.89 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP.
(5) Includes $32,760 of ABR pursuant to a rooftop lease.

ARMADA HOFFLER PROPERTIES

15

Property Portfolio - Continued

As of 6/30/16

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Office Properties												
4525 Main Street	Clark Nexsen, Anthropologie, West Elm	Virginia Beach, VA	✓	-	2014	-	237,893	237,893	-	57.8%	$3,771,435	$27.45
Armada Hoffler Tower[4]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	323,970	-	323,970	97.6%	-	8,842,799	27.97
Commonwealth of VA - Chesapeake	Commonwealth of VA	Chesapeake, VA		-	2015	36,227	-	36,227	100.0%	-	645,927	17.83
Commonwealth of VA - Virginia Beach	Commonwealth of VA	Virginia Beach, VA		100%	2015	11,139	-	11,139	100.0%	-	245,058	22.00
One Columbus	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	129,272	-	129,272	92.5%	-	2,925,548	24.46
Oyster Point	GSA, SunTrust Bank	Newport News, VA		-	1989	100,139	-	100,139	82.0%	-	1,709,544	20.82
Two Columbus	The Art Institute, Kimley-Horn	Virginia Beach, VA	✓	100%	2009	108,467	-	108,467	97.5%	-	2,898,960	27.41
Total / Weighted Average Office Portfolio				**71%**		**709,214**	**237,893**	**947,107**	**94.6%**	**57.8%**	**$21,039,272**	**$26.02**
Retail Properties Subject to Ground Lease												
Bermuda Crossroads[5]	IHOP, O'Charley's	Chester, VA		-	2001	11,000	-	11,000	100.0%	-	$163,350	$14.85
Broad Creek Shopping Center[6]	7-Eleven, Ruby Tuesdays, Home Depot	Norfolk, VA		-	1997/2001	24,818	-	24,818	100.0%	-	577,081	23.25
Greentree Shopping Center	Wawa	Chesapeake, VA		-	2014	5,088	-	5,088	100.0%	-	230,004	45.21
Hanbury Village[5]	Harris Teeter, Walgreens	Chesapeake, VA		-	2006/2009	55,586	-	55,586	100.0%	-	1,067,598	19.21
Harper Hill Commons	Harris Teeter	Winston-Salem, NC		100%	2004	41,520	-	41,520	100.0%	-	373,680	9.00
Oakland Marketplace	Kroger	Oakland, TN		100%	2004	45,000	-	45,000	100.0%	-	186,300	4.14
North Point Center[5]	Home Depot, Costco	Durham, NC		15%	1998/2009	280,556	-	280,556	100.0%	-	1,083,666	3.86
Sandbridge Commons	Harris Teeter	Virginia Beach, VA		-	2015	53,288	-	53,288	100.0%	-	583,000	10.94
South Square	Chick-fil-A	Durham, NC		100%	1977/2005	1,778	-	1,778	100.0%	-	60,000	33.75
Stone House Square	Capitol One Bank	Hagerstown, MD		100%	2008	3,650	-	3,650	100.0%	-	165,000	45.21
Tyre Neck Harris Teeter[6]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	508,134	10.40
Total / Weighted Avg Retail Portfolio Subject to Ground Leases				**29%**		**571,143**	**-**	**571,143**	**100.0%**	**-**	**$4,997,813**	**$8.75**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units Core Properties	Development Properties	Total	Core Occupancy[2]	Development Occupancy[2]	ABR[7]	ABR per Occupied RSF[8]
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	95.8%	-	$4,112,796	$1.74
Liberty Apartments[9]	Newport News, VA		-	2014	197	-	197	89.6%	-	2,110,524	1.38
Smith's Landing[10]	Blacksburg, VA		-	2009	284	-	284	96.8%	-	3,671,940	1.12
The Cosmopolitan[9]	Virginia Beach, VA	✓	-	2006	342	-	342	93.6%	-	6,026,556	1.64
Total / Weighted Avg Multifamily Portfolio			**-**		**1,109**	**-**	**1,109**	**94.3%**	**-**	**$15,921,816**	**$1.47**

(1) The net rentable square footage for each of our office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our office properties is calculated as (a) square footage under executed leases as of June 30, 2016, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of June 30, 2016, divided by (b) total units available, expressed as a percentage.

(3) For the properties in our office portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of June 30, 2016 (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of June 30, 2016. In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of June 30, 2016, the Company occupied 18,984 square feet at this property at an ABR of $559,294 or $29.46 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP. In addition, effective March 1, 2013, the Company subleases approximately 5,000 square feet of space from a tenant at this property.

(5) Pursuant to this ground lease, the Company owns the land and the tenant owns the improvements thereon. The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.

(6) The Company leases the land underlying this property and re-leases it to our tenant under a ground lease pursuant to which our tenant owns the improvements on the land.

(7) For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended June 30, 2016 by (b) 12.

(8) ABR per occupied rentable square foot is calculated by dividing (a) ABR, by (b) net rentable square footage of occupied units as of June 30, 2016.

(9) The ABR for Liberty and Cosmopolitan excludes $206,000 and $916,000 from ground floor retail leases, respectively.

(10) The Company leases the land underlying this property pursuant to a ground lease.

ARMADA HOFFLER PROPERTIES

16

Development Pipeline

$ in thousands

Johns Hopkins Village



Lightfoot Marketplace



One City Center



Point Street Apts.



Development, Not Delivered	Property Type	Estimated[1]	% Leased	Schedule[1] Start	Schedule[1] Initial Occupancy	Schedule[1] Stabilized Operation[2]	Estimated Cost[1]	Cost to Date	AHH Ownership %	Anchor Tenants & Other Notes
Town Center Phase VI Virginia Beach	Mixed-use	120 Units 39,000 SF	46%	4Q16	2Q18	2Q19	$35,000	$1,500	80%	Anchor tenants not announced
Johns Hopkins Village Baltimore, MD	Multifamily	157 units	72%	1Q15	3Q16	3Q17	68,000	57,000	80%[3]	CVS[4]
Brooks Crossing Phase 1 Newport News, VA	Mixed-use	50,000 sf	NA	3Q15	3Q16	3Q17	10,000	2,500	65%[3]	LOI outstanding
Lightfoot Marketplace Williamsburg, VA	Retail	109,000 sf	71%	3Q14	3Q16	2Q17	24,000	21,000	60%[3]	Harris Teeter, CHKD
					Total Development, Not Delivered		137,000	82,000		
Development, Delivered Not Stabilized										
4525 Main Street Virginia Beach, VA	Office	239,000 sf	64%[5]	1Q13	3Q14	2Q17	51,000	45,000	100%	Clark Nexsen, Development Authority of Virginia Beach, Anthropologie[4]
						Total	$188,000	$127,000		
Joint Ventures - Minority Partner							AHH Estimated Investment	Funded to Date		
One City Center - 37% JV Durham, NC	Mixed-use	152,000 sf	36%	1Q16	2Q18	2Q19	$34,000	$10,000	100%	Duke University
Mezzanine Investments							Purchase Option Price	Loan Balance		
Point Street Apartments Inner Harbor Baltimore,	Multifamily	289 units	NA	1Q16	4Q17	4Q18	$92,000	$15,000	Option to purchase 88% upon completion	$23M Mezzanine financing by AHH, earning 8% interest income
Annapolis Junction Annapolis Junction, MD	Multifamily	416 units	NA	2Q16	1Q18	2Q19	102,000	24,000	Option to purchase 88% upon completion	$42M Mezzanine financing by AHH, earning 10% interest income
					Total Mezzanine Investment		$194,000	$39,000		

	Q2 2016	Year to Date
Capitalized Interest	$384	$637
Capitalized Overhead	$334	$696

(1) Represents estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners
(4) Ground floor retail tenant
(5) ~14K sf leased after 6/30/16

ARMADA HOFFLER PROPERTIES

17

Acquisitions & Dispositions

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price [1]	Reinvested 1031 Proceeds	$ Value of OP Units	Cash Cap Rate	Purchase Date	% Leased as of 6/30/16	Anchor Tenants
Southshore Shops	Midlothian, VA	40,333	$9,160		$2,475	7.8%	3Q16	93%	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	$38,585	$0	$17,485	7.3%	2Q16	100%	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	$170,500	$87,000		7.2%	1Q16	94%	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	$26,200	$14,000		7.3%	3Q15	97%	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	$8,600	$3,600		7.3%	3Q15	100%	BiLo
Columbus Village	Virginia Beach, VA	65,746	$21,025	-	$14,025	6.4%	3Q15	100%	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	$39,555	$15,200	$4,155	7.4%	2Q15	93%	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	$19,662	-	$9,662	7.3%	3Q14	100%	Old Navy, Best Buy, Pier 1
Total/Weighted Average		1,858,697	$333,287	$119,800	$47,801	7.2%			

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	% Leased at closing	Anchor Tenants
Oyster Point	Newport News, VA	100,139	$6,500	TBD	TBD	TBD	4Q16 [2]	82%[3]	GSA
Non-Core Retail Portfolio	Various	174,758	$12,850	$12,600	$0	7.1%	2Q16 - 3Q16	~85%	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	$78,000	$77,000	$26,674	7.9%	1Q16	99%	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	$30,000	$10,000	$4,987	6.7%	4Q15	100%	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	$35,625	$17,600	$7,210	5.7%	2Q15	26%	NA
Sentara Williamsburg	Williamsburg, VA	49,200	$15,450	$15,200	$6,197	6.3%	1Q15	100%	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	$8,900	$7,400	$2,211	6.3%	4Q14	100%	Virginia Natural Gas
Total/Weighted Average		716,066sf/ 203 units	$187,325	$139,800	$47,279	7.0%			

(1) Contractual purchase price
(2) Anticipated closing date. The disposition is subject to customary conditions and, accordingly, there can be no assurance that this transaction will be completed on the terms set forth herein or at all.
(3) As of 6/30/16



ARMADA HOFFLER PROPERTIES

18

19 Construction Business Summary $ in thousands Gross Profit Summary Q2 2016 Trailing 12 Months Revenue $33,200 $165,134 Expense (32,025) (158,981) Gross Profit $1,175 $6,153 (Unaudited) Location Total Contract Value Work in Place as of 6/30/2016 Backlog Estimated Date of Completion Highlighted Projects Exelon Baltimore, MD $181,768 $178,404 $3,364 3Q 2016 Four Seasons Condominium Expansion Baltimore, MD 70,829 37,242 33,587 2Q 2017 Point Street Apartments Baltimore, MD 69,958 9,857 60,101 1Q 2018 Annapolis Junction Annapolis Junction, MD 68,353 2,136 66,217 1Q 2018 Durham City Center Durham, NC 61,746 3,719 58,027 2Q 2018 27th Street Hotel Virginia Beach, VA 50,345 24,772 25,573 2Q 2017 Sub Total $502,999 $256,130 $246,869 All Other Projects 108,956 103,507 5,449 Total $611,955 $359,637 $252,318

Same Store NOI by Segment

$ in thousands
(Reconciliation to GAAP located in appendix pg. 32)

	Three months ended				Six Months Ended			
	6/30/2016	6/30/2015	$ Change	% Change	6/30/2016	6/30/2015	$ Change	% Change
Office[(1)]	(Unaudited)				(Unaudited)			
Revenue	$4,287	$4,277	$10	0.2%	$8,466	$8,518	($52)	-0.6%
Expenses	1,430	1,555	(125)	-8.0%	2,942	3,181	(239)	-7.5%
Net Operating Income	2,857	2,722	135	5.0%	5,524	5,337	187	3.5%
Retail[(1)]								
Revenue	6,451	6,403	48	0.7%	13,059	12,909	150	1.2%
Expenses	1,825	1,777	48	2.7%	3,771	3,718	53	1.4%
Net Operating Income	4,626	4,626	-	0.0%	9,288	9,191	97	1.1%
Multifamily[(1)]								
Revenue	3,021	3,027	(6)	-0.2%	6,072	5,964	108	1.8%
Expenses	1,299	1,321	(22)	-1.7%	2,620	2,571	49	1.9%
Net Operating Income	1,722	1,706	16	0.9%	3,452	3,393	59	1.7%
Same Store Net Operating Income (NOI)	$9,205	$9,054	$151	1.7%	$18,264	$17,921	$343	1.9%
Net effect of straight-line rents	69	120	(51)		190	107	83	
Amortization of lease incentives and above (below) market rents	134	122	12		242	244	(2)	
Same store portfolio NOI, cash basis	$9,408	$9,296	$112	1.2%	$18,696	$18,272	$424	2.3%
NOI, Cash Basis:								
Office	$2,823	$2,729	$94	3.4%	$5,473	$5,322	$151	2.8%
Retail	4,855	4,826	29	0.6%	9,770	9,489	281	3.0%
Multifamily	1,730	1,741	(11)	-0.6%	3,453	3,461	(8)	-0.2%
	$9,408	$9,296	$112	1.2%	$18,696	$18,272	$424	2.3%
NOI:								
Office	$2,857	$2,722	$135	5.0%	$5,524	$5,337	$187	3.5%
Retail	4,626	4,626	-	0.0%	9,288	9,191	97	1.1%
Multifamily	1,722	1,706	16	0.9%	3,452	3,393	59	1.7%
	$9,205	$9,054	$151	1.7%	$18,264	$17,921	$343	1.9%

(1) See page 31 for Same Store vs. Non – Same Store Properties

ARMADA HOFFLER PROPERTIES

20

Top 10 Tenants - Annualized Base Rent

$ in thousands
As of June 30, 2016

Office Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Clark Nexsen	1	2029	$ 2,438	11.6%	2.9%
Williams Mullen	1	2018	1,494	7.1%	1.8%
Hampton University	2	2024	1,003	4.8%	1.2%
Commonwealth of Virginia	2	2030	891	4.2%	1.1%
GSA	1	2016	855	4.1%	1.0%
Pender & Coward	1	2030	839	4.0%	1.0%
Troutman Sanders	1	2025	822	3.9%	1.0%
The Art Institute	1	2019	819	3.9%	1.0%
Cherry Bekaert	2	2022	736	3.5%	0.9%
Kimley-Horn	1	2018	724	3.4%	0.9%
Top 10 Total			$ 10,622	**50.5%**	**12.7%**

Retail Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Harris Teeter	5	2029	$ 2,853	6.1%	3.4%
Kroger	7	2021	2,205	4.7%	2.6%
Home Depot	2	2019	2,190	4.7%	2.6%
Food Lion	3	2020	1,283	2.7%	1.5%
PetSmart	4	2020	1,117	2.4%	1.3%
Bed Bath & Beyond	3	2022	1,077	2.3%	1.3%
Dick's Sporting Goods	1	2020	840	1.8%	1.0%
Safeway	2	2021	821	1.8%	1.0%
Weis Markets	1	2028	802	1.7%	1.0%
Ross Dress for Less	2	2018	755	1.6%	0.9%
Top 10 Total			$ 13,942	**29.7%**	**16.6%**

ARMADA HOFFLER PROPERTIES
21

22 Office Lease Summary 22 Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q2 2016 1 2,318 2 3,870 $33.27 $26.53 25.4% $30.00 $28.41 5.6% 10.00 $0 $0.00 Q1 2016 2 6,445 - - 21.34 19.60 8.9% 21.10 20.38 3.5% 1.65 3,773 0.59 Q4 2015 2 5,708 2 3,947 24.50 23.50 4.3% 24.39 23.68 3.0% 1.31 3,682 0.65 Q3 2015 4 16,609 4 9,554 23.69 22.29 6.3% 24.28 23.81 1.9% 5.95 138,923 8.36 New Lease Summary (1) Quarter Number of Leases Signed Net rentable SF Signed Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q2 2016 1 1,806 $25.00 5.00 $63,579 $35.20 Q1 2016 2 3,773 27.49 6.91 139,067 36.86 Q4 2015 2 9,920 30.13 7.17 421,094 42.45 Q3 2015 3 13,500 21.37 6.02 166,463 12.33 (1) Excludes new leases from properties in development

23 Office Lease Expirations 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 Leased Square Feet % ABR of Office Portfolio Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 138,656 14.6% -$ -$ -$ 2016 7 39,986 4.2% 940,653 4.5% 23.52 2017 8 21,254 2.2% 645,398 3.1% 30.37 2018 22 166,325 17.6% 4,679,998 22.2% 28.14 2019 16 103,761 11.0% 2,517,155 12.0% 24.26 2020 5 41,546 4.4% 953,923 4.5% 22.96 2021 6 49,659 5.2% 1,256,031 6.0% 25.29 2022 4 49,923 5.3% 1,372,049 6.5% 27.48 2023 4 43,078 4.5% 1,073,023 5.1% 24.91 2024 3 60,751 6.4% 1,666,025 7.9% 27.42 2025 4 43,292 4.6% 1,218,282 5.8% 28.14 2026 3 16,841 1.8% 400,474 1.9% 23.78 Thereafter 6 172,035 18.2% 4,316,262 20.5% 25.09 Total / Weighted Average 88 947,107 100.0% 21,039,272$ 100.0% $26.02 (1) Includes new leases from properties in development

24 Retail Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q2 2016 25 98,300 14 33,111 $18.28 $17.32 5.5% $17.99 $17.55 2.5% 6.36 $234,929 2.39$ Q1 2016 10 26,870 1 1,800 22.70 21.29 6.6% 22.21 21.78 1.9% 3.37 61,290 2.28 Q4 2015 6 33,274 4 27,146 20.63 18.73 10.1% 20.55 19.45 5.6% 4.54 - - Q3 2015 11 28,760 5 24,491 25.03 24.67 1.5% 23.96 26.42 -9.3% 2.68 96,077 3.34 New Lease Summary(1) Quarter Number of Leases Signed Net rentable SF Signed Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q2 2016 4 5,560 $21.24 7.31 $162,432 $29.21 Q1 2016 4 11,913 19.68 5.10 431,103 36.19 Q4 2015 4 24,825 21.83 6.64 421,094 16.96 Q3 2015 1 3,606 19.00 10.00 42,190 11.70

25 Retail Lease Expirations 0.0% 5.0% 10.0% 15.0% 20.0% - 100,000 200,000 300,000 400,000 500,000 600,000 Leased Square Feet % ABR of Retail Portfolio Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 111,977 4.0% -$ -$ -$ M-T-M 7 10,942 0.4% 208,656 0.5% 19.07 2016 22 53,034 1.9% 986,082 2.4% 18.59 2017 45 209,190 7.6% 3,146,122 7.5% 15.04 2018 68 334,599 12.1% 5,600,617 13.4% 16.74 2019 65 534,793 19.3% 7,844,291 18.7% 14.67 2020 61 547,773 19.8% 7,311,741 17.4% 13.35 2021 36 230,966 8.4% 4,018,503 9.6% 17.40 2022 18 180,442 6.5% 2,577,008 6.1% 14.28 2023 13 125,847 4.6% 2,464,498 5.9% 19.58 2024 13 114,998 4.2% 2,127,990 5.1% 18.50 2025 12 62,257 2.3% 1,550,067 3.7% 24.90 2026 13 84,827 3.1% 1,412,352 3.4% 16.65 Thereafter 10 164,031 5.9% 2,689,691 6.4% 16.40 Total / Weighted Average 383 2,765,676 100.0% 41,937,616$ 100.0% $15.80 (1) Includes new leases from properties in development

26 Net Asset Value Component Data In thousands Stabilized Portfolio NOI (Cash) Taxable REIT Subsidiary (TRS) Three months ended Annualized Trailing 12 Months 6/30/2016 6/30/2016 6/30/2016 Diversified Portfolio General contracting and real estate services $6,153 Office $325 $1,300 Retail 8,223 32,892 Other Assets Multifamily 918 3,672 Other Assets As of 6/30/2016 Total Diversified Portfolio NOI $9,466 $37,864 Cash and Cash Equivalents $19,984 Restricted Cash 3,158 Virginia Beach Town Center Accounts Receivable 14,366 Office(1) $2,486 $9,944 Notes Receivable 39,311 Retail (1) 1,743 6,972 Construction receivables, including retentions 31,277 Multifamily 1,763 7,052 Other Assets 73,811 Total Virginia Beach Town Center NOI $5,992 $23,968 Total Other Assets $181,907 Stabilized Portfolio NOI - Cash Basis $15,458 $61,832 Liabilities & Share Count As of 6/30/2016 Development Pipeline Liabilities Mortgages and notes payable $508,320 6/30/2016 Accounts payable and accrued liabilities 6,379 Income producing property $41,100 Construction payables, including retentions 49,203 Construction in progress 80,400 Other Liabilities 41,828 Other assets 5,500 Total Liabilities $605,730 Total cost to date (p. 17) $127,000 Three months ended Land held for development 2,032 Share Count 6/30/2016 Weighted average common shares outstanding 31,736 Weighted average operating partnership ("OP") Units Outstanding 17,113 Total weighted average common shares and OP units outstanding 48,849 (1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes

Appendix – Definitions & Reconciliations

28 Definitions Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

29 Definitions Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other non- comparable items. Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from NAREIT's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

Definitions Adjusted EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property and mark-to- market adjustments on interest rate derivates. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented. 30

Same Store vs. Non-Same Store

	Three Months Ended 6/30/2016 to 2015		Six Months Ended 6/30/2016 to 2015	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Alexander Pointe		X		X
Bermuda Crossroads	X		X	
Broad Creek Shopping Center	X		X	
Broadmoor Plaza		X		X
Columbus Village		X		X
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dick's at Town Center	X		X	
Dimmock Square	X		X	
Greentree Shopping Center		X		X
Fountain Plaza Retail	X		X	
Gainsborough Square	X		X	
Hanbury Village	X		X	
Harper Hill Commons		X		X
Harrisonburg Regal	X		X	
Kroger Junction		X		X
North Hampton Market		X		X
North Point Center	X		X	
Oakland Marketplace		X		X
Parkway Marketplace	X		X	
Patterson Place		X		X
Perry Hall Marketplace		X		X
Providence Plaza		X		X
Sandbridge Commons		X		X
Socastee Commons		X		X
South Retail	X		X	
South Square		X		X
Southgate Square		X		X
Stone House Square		X		X
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Waynesboro Commons		X		X
Wendover Village		X		X
Willowbrook Commons		X		X

	Three Months Ended 6/30/2016 to 2015		Six Months Ended 6/30/2016 to 2015	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Office Properties				
4525 Main Street		X		X
Armada Hoffler Tower	X		X	
Commonwealth of VA - Chesapeake	X		X	
Commonwealth of VA - Virginia Beach	X			X
Oceaneering		X		X
One Columbus	X		X	
Oyster Point	X		X	
Richmond Tower		X		X
Sentara Williamsburg		X		X
Two Columbus	X		X	
Multifamily Properties				
Encore Apartments		X		X
Liberty Apartments		X		X
Smith's Landing	X		X	
The Cosmopolitan	X		X	
Whetstone Apartments		X		X

ARMADA HOFFLER PROPERTIES

31

32 Reconciliation to Property Portfolio NOI $ in thousands Three months ended 6/30 Six Months Ended 6/30 2016 2015 2016 2015 Office Same Store(1) Rental revenues $4,287 $4,277 $8,466 $8,518 Property expenses 1,430 1,555 2,942 3,181 NOI 2,857 2,722 5,524 5,337 Non-Same Store NOI 618 2,823 1,477 5,466 Segment NOI 3,475 $5,545 $7,001 $10,803 Retail Same Store(1) Rental revenues $6,451 $6,403 $13,059 $12,909 Property expenses 1,825 1,777 3,771 3,718 NOI 4,626 4,626 9,288 9,191 Non-Same Store NOI 5,937 891 10,687 986 Segment NOI $10,563 $5,517 $19,975 $10,177 Multifamily Same Store(1) Rental revenues $3,021 $3,027 $6,072 $5,964 Pr perty expenses 1,299 1,321 2,620 2,571 NOI 1,722 1,706 3,452 3,393 Non-Same Store NOI 1,038 550 1,975 718 Segment NOI 2,760 2,256 $5,427 $4,111 Total Property Portfolio NOI $16,798 $13,318 $32,403 $25,091

33 Reconciliation to Property NOI $ in thousands Three months ended 6/30/2016 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $325 $8,223 $918 $9,466 Net effect of straight-line rents 25 9 3 37 Amortization of lease incentives and (above) below market rents (32) 152 (13) 107 NOI $521 $8,384 $908 $9,813 Town Center of Virginia Beach Office Retail Multifamily Total NOI - Cash Basis 2,486 1,743 $1,763 $5,992 Net effect of straight-line rents 35 1 4 40 Amortization of lease incentives and (above) below market rents (26) (87) - (113) Elimination of AHH rent (175) (80) - (255) NOI 2,320 1,577 $1,767 $5,664 NOI Office Retail Multifamily Total Diversified Portfolio $521 $8,384 $908 $9,813 Town Center of Virginia Beach 2,320 1,577 1,766 5,663 Unstabilized Properties 634 602 86 1,322 Total Property Portfolio NOI $3,475 $10,563 $2,760 $16,798

Reconciliation to GAAP Net Income

$ in thousands

	Three months ended 6/30/2016					
	Office	Retail	Multifamily	Total Property Portfolio	General Contracting & Real Estate Services	Total
Segment revenues	$ 5,299	$ 14,113	$ 4,839	$ 24,251	$ 33,200	$ 57,451
Segment expenses	1,824	3,550	2,079	7,453	32,025	39,478
Net operating income	$ 3,475	$ 10,563	$ 2,760	$ 16,798	$ 1,175	$ 17,973
Depreciation and amortization						(8,602)
General and administrative expenses						(2,224)
Acquisition, development and other pursuit costs						(437)
Interest income						722
Interest expense						(3,978)
Gain on real estate dispositions						13
Change in fair value of interest rate derivatives						(373)
Other income						43
Income tax provision						(6)
Net income						$ 3,131

	Six Months Ended 6/30/2016					
	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 10,820	$ 27,145	$ 9,569	$ 47,534	$ 70,003	$ 117,537
Segment expenses	3,819	7,170	4,142	15,131	67,062	82,193
Net operating income	$ 7,001	$ 19,975	$ 5,427	$ 32,403	$ 2,941	$ 35,344
Depreciation and amortization						(16,751)
General and administrative expenses						(4,708)
Acquisition, development and other pursuit costs						(1,141)
Impairment charges						(35)
Interest income						904
Interest expense						(7,769)
Loss on extinguishment of debt						-
Gain on real estate dispositions						26,687
Change in fair value of interest rate derivatives						(2,762)
Other income						119
Income tax provision						(224)
Net income						$ 29,664

ARMADA HOFFLER PROPERTIES

34